Provision For Income Taxes	12 Months Ended
May 01, 2011
Provision For Income Taxes
Provision For Income Taxes
Note 13.	Provision for Income Taxes

The provision for income taxes from continuing operations consists of the following (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Income (loss) from continuing operations before income taxes:
U.S. federal and U.S. possessions	$(152.6)	$349.4	$373.3	$219.7
Foreign	(1.3)	12.3	8.6	6.8

	$(153.9)	$361.7	$381.9	$226.5

Income tax provision (benefit):
Current:
U.S. federal and U.S. possessions	$0.1	$28.1	$70.8	$37.2
State and foreign	0.1	13.3	14.7	12.6

Total current	0.2	41.4	85.5	49.8

Deferred:
U.S. federal and U.S. possessions	$(44.4)	$95.8	$52.1	$33.4
State and foreign	(4.8)	2.6	2.3	(4.4)

Total deferred	(49.2)	98.4	54.4	29.0

Provision (benefit) from income taxes	$(49.0)	$139.8	$139.9	$78.8

The above amounts do not include a tax benefit of $35.3 million and $1.7 million for the period from May 3, 2010 through March 7, 2011 and fiscal 2010, respectively, and a tax expense of $0.1 million in fiscal 2009 from stock-based compensation, which for accounting purposes are recorded in additional paid-in capital.

Significant components of the Company's deferred tax assets and liabilities are as follows (in millions):

	Successor	Predecessor
	May 1, 2011	May 2, 2010
Deferred tax assets:
Post employment benefits	$57.3	$56.4
Pension liability	17.7	31.8
Workers' compensation	13.6	13.9
Net operating loss and tax credit carry forwards	55.8	2.6
Stock-based compensation	13.6	23.4
Other	37.4	36.7

Gross deferred tax assets	195.4	164.8
Valuation allowance	—	(1.5)

Net deferred tax assets	195.4	163.3

Deferred tax liabilities:
Depreciation and amortization	129.7	95.5
Intangible assets	956.4	466.4
Inventory	52.0	34.7
Other	10.4	5.7

Gross deferred tax liabilities	1,148.5	602.3

Net deferred tax liability	$(953.1)	$(439.0)

At May 1, 2011, the Company has not provided for any valuation allowance on its deferred tax assets. The net change in valuation allowance for the twelve months ended May 1, 2011 was a decrease of $1.5 million from the release of valuation allowance on Mexico Asset Tax credits. In evaluating the Company's ability to realize its deferred tax assets, the Company considers all available positive and negative evidence and recognizes a benefit for those deferred tax assets that it believes will more likely than not be realized in the future.

The differences between the expected provision for income taxes and the actual provision for income taxes computed at the statutory U.S. federal income tax rate for continuing operations is explained as follows (in millions):

	Successor	Predecessor
	March 8, 2011 through May 1, 2011	May 3, 2010 through March 7, 2011	Fiscal 2010	Fiscal 2009
Expected income taxes computed at the statutory U.S. federal income tax rate	$(53.8)	$126.6	$133.7	$79.3
State taxes, net of federal benefit	(4.6)	9.6	15.8	9.0
Benefit of state tax law change	—	—	(3.9)	(5.0)
Benefit of law change on U.S. possessions' subsidiaries	—	—	—	(4.6)
Valuation allowance reversal	—	(1.5)	(1.0)	(0.2)
Non-deductible transaction costs	9.2	6.3	—	—
Other	0.2	(1.2)	(4.7)	0.3

Actual provision for income taxes	$(49.0)	$139.8	$139.9	$78.8

As of May 1, 2011, the Company had federal net operating loss carryforwards of $133.7 million and state net operating loss carryforwards of $81.3 million. The federal net operating loss carryforwards will expire between 2029 and 2030 and the state net operating loss carryforwards will expire between 2014 and 2030. The Company also had $1.2 million of federal tax credits, $5.1 million of state tax credits, and $2.3 million of Mexican Asset Tax credits. The federal tax credits will expire between 2029 and 2030, $1.0 million of state tax credits will expire in 2019 and the remaining has no expiration date, and the Mexican Asset Tax credits will expire between 2011 and 2017. The net operating loss and tax credit carryforwards may be subject to limitations under Section 382 of the Internal Revenue Code.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, were approximately $34.9 million at May 1, 2011. It is not practical to assess the tax amount on the cumulative undistributed earnings because the computation would depend on a number of factors that are not known until a decision to repatriate the earnings is made. The Company intends to reinvest such earnings indefinitely.

The Company had gross unrecognized tax benefits of $10.6 million and $18.0 million as of May 1, 2011 and May 2, 2010 respectively.

Reconciliations of the beginning and ending balance of total unrecognized tax benefits for the twelve months ended May 1, 2011 and fiscal 2010 are as follows:

	May 1, 2011	May 2, 2010
	(in millions)
Balance at beginning of year	$18.0	$15.6
Additions based on tax positions related to the current year	1.3	1.6
Additions based on tax positions of prior years	—	1.1
Reductions for tax positions of prior years	—	—
Settlements	(3.7)	—
Lapse of statute of limitations issues	(5.0)	(0.3)

Balance at end of year	$10.6	$18.0

If recognized, $6.6 million of the Company's unrecognized tax benefits would impact the effective tax rate on income from continuing operations. The Company's continuing practice is to recognize interest on uncertain tax positions in income tax expense and penalties in selling, general and administrative expenses. For the periods March 8, 2011 through May 1, 2011, May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, the amount of interest recorded in the consolidated statement of income (loss) was $0.1 million, $0.3 million, $0.5 million and $0.5 million, respectively. As of May 1, 2011 and May 2, 2010, the amount of accrued interest included in the non-current income tax liability account was $0.8 million and $1.8 million, respectively. The Company has no amounts accrued for penalties.

The Company files income tax returns in the U.S. and in many foreign and state jurisdictions. A number of years may elapse before an uncertain tax position, for which the Company has unrecognized tax benefits, is audited and finally resolved. Favorable resolution would be recognized in the period of effective settlement. The Company believes it is reasonably possible it will close a tax year to audit during the next 12 months. Should this occur, the liability for unrecognized tax benefits would decrease by approximately $2.7 million.

The Company has open tax years from primarily 2006 to 2010 with various significant taxing jurisdictions including the U.S., American Samoa and Canada. These open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as they relate to the amount, timing or inclusion of revenue and expenses as determined by the various taxing jurisdictions.

Supplemental Disclosure of Cash Flow Information. The Company made income tax payments of $38.0 million, $92.3 million and $70.6 million for the period May 3, 2010 through March 7, 2011, fiscal 2010 and fiscal 2009, respectively. The Company received net income tax refunds of $2.5 million for the period March 8, 2011 through May 1, 2011.